UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 17, 2014

LABSTYLE INNOVATIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-186054	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Halamish Street

Caesarea Industrial Park

38900, Israel

(Address of Principal Executive Offices)

972-4-770-4054

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2014, LabStyle Innovations Corp. (the “Company”) amended its 2012 Equity Incentive Plan, as amended (the “Plan”), to increase the number of shares authorized for issuance under the plan from 5,000,000 to 7,500,000. The amendment to the Plan was approved by the stockholders of the Company at the Company’s annual meeting held on June 17, 2014. A copy of Amendment No. 2 to the 2012 Equity Incentive Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 17, 2014, the Company held its 2014 Annual Meeting of Stockholders (the “Meeting”) in New York, New York for the purposes of (i) electing five directors to serve on the Board of Directors of the Company (the “Board”) for a one year term that expires at the Company’s 2015 annual meeting of stockholders or until their respective successors are elected and qualified or until their earlier resignation or removal; (ii) ratifying the appointment by the Audit Committee of the Board of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; (iii) amending Article FOURTH of the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.0001 per share (the “Common Stock”) from 45,000,000 to 80,000,000; (iv) amending Article FOURTH of the Company’s Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio of between one-for-two and one-for-five with such ratio to be determined at the sole discretion of the Board (the “Reverse Split”) and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion; and (v) amending the Plan to increase the number of shares authorized for issuance under the Plan by 2,500,000 shares from 5,000,000 to 7,500,000.

1.            Below are the voting results for the election of five directors. All nominees were elected as directors with the following vote:

Nominee	For	Against	Withheld
Oren Fuerst, PhD	9,571,765	3,325,000	309,264
Erez Raphael	9,549,023	300,000	3,357,006
Prof. Steven A. Kaplan	12,286,290	300,000	619,739
Dennis M. McGrath	12,600,690	300,000	305,339
Malcolm Hoenlein	12,271,765	625,000	309,264

2.            Below are the voting results for the ratification of the appointment by the Audit Committee of the Board of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. A majority of the stockholders present or voting by proxy at the Meeting ratified the appointment of Kost Forer Gabbay & Kasierer with the following vote:

For	Against	Withheld
15,986,891	243,370	2,077

3.            Below are the voting results for the amendment to Article FOURTH of the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 45,000,000 to 80,000,000. A majority of the holders of the outstanding shares of Common Stock present or voting by proxy at the Meeting approved the amendment to increase the number of authorized shares of Common Stock with the following vote:

For	Against	Withheld
12,271,797	2,875,005	1,085,533

On June 17, 2014, the Company filed a Certificate of Amendment to the Company’s Certificate of Incorporation increasing the number of authorized shares of Common Stock to 80,000,000.

4.            Below are the voting results for the amendment to Article FOURTH of the Company’s Certificate of Incorporation to effect the Reverse Split. A majority of the holders of the outstanding shares of Common Stock present or voting by proxy at the Meeting approved the Reverse Split with the following vote:

For	Against	Withheld
12,079,618	3,934,507	218,209

The Company notes that the approval of the Reverse Split by the Company’s stockholders does not necessarily mean that the Reverse Split will actually be implemented by the Board. Although the Company’s stockholders have granted the Board the authority on its own to effect the Reverse Split, the Board has not determined when, if ever, the Reverse Split will be undertaken. Such a determination will be made, if ever, at the appropriate time and in a manner deemed by the Board to be in the best interests of the Company’s stockholders.

5.            Below are the voting results for the amendment to the Plan to increase the number of shares authorized for issuance under the Plan by 2,500,000 shares from 5,000,000 to 7,500,000. A majority of the stockholders present or voting by proxy at the Meeting approved the amendment to increase the number of authorized shares of Common Stock under the Plan with the following vote:

For	Against	Withheld
10,094,766	2,589,751	521,512

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment of the Certificate of Incorporation, dated June 17, 2014.

10.1	Amendment No. 2 to the 2012 Equity Incentive Plan

Cautionary Note Regarding Forward-Looking Statements

This Current Report of the Company contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “plan,” “project,” “potential,” “seek,” “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate” or “continue” are intended to identify forward-looking statements. Readers are cautioned that certain important factors may affect the Company’s actual results and could cause such results to differ materially from any forward-looking statements that may be made in this Current Report. Factors that could cause or contribute to differences between the Company’s actual results and forward-looking statements include, but are not limited to, those risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission. Readers are cautioned that actual results (including, without limitation, the results of the Annual Meeting) may differ significantly from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2014	LABSTYLE INNOVATIONS CORP.

	By:	/s/ Gadi Levin
Name: Gadi Levin Title: Chief Financial Officer, Treasurer and Secretary